2019 ANNUAL REVIEW February 19, 2020

2019 HIGHLIGHTS (The information in this presentation should be read in conjunction with the Financial Supplement that is included with this presentation and is available on our website) Pricing Discipline / Expansion Solid Balance Sheet Strong Bottom Line Operations Geographic • The Company’s customer • The Company now offers • With the licensing of the • Total investments and service initiatives are insurance through the states of Alaska and cash at December 31, delivering strong new EMPLOYERS brand (its Hawaii, the Company now 2019 of greater than $2.9 business opportunities, as traditional business) as operates throughout the billion, the highest in the evidenced by record levels well as the Cerity brand United States with the Company’s history. of submissions, quotes (its digital insurance exception of four states and binds. platform introduced in that are served exclusively • Ending Shareholders’ 2019 which offers direct- by their state funds. equity including the • Net income per diluted to-customer business). Deferred Gain of $1.3 share of $4.83, the highest billion and Statutory reported result in the • With the acquisition of • Through geographic U.S. surplus of $1.0 billion, the Company’s history. Cerity Insurance Company expansion efforts, highest in the Company’s in July 2019, the Company California business now history. • Net income of $157.1 now operates through five represents less than 50% million, the highest result multi-state insurance of the Company’s in-force • Common shares since the Company’s 2007 companies. premium and policies for outstanding of 31.4 million IPO. the first time since the at December 31, 2019, • Production per employee Company’s 2007 IPO. down 25.8 million shares is at or near an all-time since the Company’s 2007 high. IPO. - 2 - www.employers.com

IN-FORCE POLICIES AND PREMIUM 3 www.employers.com

IN-FORCE GROWTH (YOY) CALIFORNIA OVERALL 49.6% • of total premium • Premium DOWN 0.2% • Policies UP 7.8% Premium: Policies: • Average policy size DOWN 7.5% DOWN UP • Payroll exposure UP 17.5% (7.6%) 2.6% Now writing in all jurisdictions except for the four monopolistic states (WA, WY, ND, OH) AK ALL OTHER STATES 50.4% of total premium Premium: Policies: UP UP HI 8.3% 12.3% - 4 - www.employers.com

GEOGRAPHIC DIVERSIFICATION (by policies in-force) December 31, 2019 All other CA 30% 44% December 31, 2013 NV 3% 3% 31% IL 4% 4% 4% TX 6% 6% 57% GA 4% NY FL 3% 4% 4% - 5 - www.employers.com

GEOGRAPHIC DIVERSIFICATION (by in-force premium) December 31, 2019 All other CA 33% 50% December 31, 2013 3% 4% 28% GA 5% IL 5% 60% 4% NY FL 5% 3% - 6 - www.employers.com

BUSINESS FLOW AND EFFICIENCIES 7 www.employers.com

NEW BUSINESS OPPORTUNITIES Our customer service initiatives are delivering strong new business opportunities but pricing pressures have limited binds as we maintain underwriting discipline. Cumulative growth in 120% new business activity 109% since 2015 Submissions and 100% (as measured by units) quotes are up sharply 82% 80% 66% Underwriting discipline is limiting binds 60% under current 51% market conditions 40% 40% cumulative growth cumulative 30% 20% 14% 11% 8% 6% 0% 2016 2017 2018 2019 Submissions Quotes Binds - 8 - www.employers.com

OPERATING EFFICIENCY Our policy count per employee continues to rise and is at an all-time high 750 99 100 91 725 In - 90 Force Policies (in000s) 716 85 84 85 700 702 704 693 Headcount 80 675 672 650 70 2015 2016 2017 2018 2019 Headcount In-Force Policies - 9 - www.employers.com

OPERATING EFFICIENCY Our premium per employee has risen in recent years and is near an all-time high 750 $700 In - Force Premium(in$000,000s) 725 $675 $666 $665 716 700 $650 702 704 Headcount 693 $627 $620 675 $619 $625 672 650 $600 2015 2016 2017 2018 2019 Headcount In-Force Premium - 10 - www.employers.com

OPERATING RESULTS 11 www.employers.com

SHAREHOLDERS’ EQUITY Stockholders’ equity including he AND NET INCOME Deferred Gain at 12/31/19 is the (unaudited, in Millions) highest in the Company’s history $1,400 $175 $1,303 $1,168 $1,200 $1,111 $157 $150 $1,016 $1,000 $950 $141 $125 GAAP Net Income $107 $800 $101 $94 $100 $600 $75 $400 $50 $200 Shareholders’ Equity incl. Deferred Gain Deferred incl. Equity Shareholders’ $0 $25 2015 2016 2017 2018 2019 Strong GAAP Capital Base and Performance - 12 - www.employers.com

BOOK VALUE PER SHARE $50 Book Value per Share Adjusted Book Value per Share Book Value per Share incl. Deferred Gain $41.55 $40 $35.64 $34.09 $31.61 $29.50 $30 $20 Value Per Share Per Value $10 $0 2015 2016 2017 2018 2019 Strong and Consistent Growth in Book Value per Share - 13 - www.employers.com

STATUTORY SURPLUS AND NET INCOME (unaudited, in Millions) Statutory surplus at 12/31/19 is the highest in the $1,200 Company’s history $200 $1,021 $175 $1,000 $928 $893 $829 $150 Statutory Net Income $159 $129 $800 $706 $117 $125 $600 $101 $88 $100 $400 Statutory Surplus Statutory $75 $200 $50 $0 $25 2015 2016 2017 2018 2019 STAT Surplus STAT Net Income Strong Statutory Capital Base and Performance - 14 - www.employers.com

FINANCIAL STRENGTH 15 www.employers.com

HISTORY OF RESERVE STRENGTH $77.5 Million Favorable Reserve Development in 2019 Reserve Review Net Calendar Year Reserve Development in Recent Prior Accident Years ($ millions, excludes involuntary business) $200.0 $186.4 Reserves are reviewed $180.0 internally each quarter $160.0 $140.0 $120.0 $108.9 $100.0 $77.5 Management’s best $80.0 estimate is presented to $65.5 $60.0 the Audit Committee of $43.4 the Board of Directors each $40.0 quarter $26.0 $17.0 $17.4 $20.0 $9.0 $9.0 $0.0 2015 2016 2017 2018 2019 Annual favorable Cumulative favorable development development since 2015 - 16 - www.employers.com

INVESTMENT PORTFOLIO $2.8 billion fair market value ($2.9 billion including cash) • High quality (average credit quality of A+) • Highly liquid ($1.6 billion is unencumbered and available within 3 business days) • Duration of 3.3 years • 2019 total investment return of 8.7% • 3.3% average ending pre-tax book yield Investment Portfolio Allocation Last Three Years At 12/31/2019 12/31/2017 12/31/2018 12/31/2019 CMBS & ABS All Other 6% 4% Corporates 50% 39% Bank loans 40% 7% Equities 30% 9% 20% 10% RMBS 0% 17% States & Munis 18% - 17 - www.employers.com

NET INVESTMENT INCOME (millions) Twelve Months Ended Three Months Ended $100.0 $25.0 $22.3 $22.6 $90.0 $88.1 $21.8 $21.3 $21.4 $81.2 $20.3 $20.2 $80.0 $20.0 $19.1 $19.4 $74.6 $18.8 $18.5 $72.2 $73.2 $18.2 $70.0 $60.0 $15.0 $50.0 $40.0 $10.0 $30.0 $20.0 $5.0 $10.0 $- $- 2015 2016 2017 2018 2019 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 - 18 - www.employers.com

STOCKHOLDER DIVIDENDS DECLARED $1.20 $1.00 $0.88 $0.80 $0.80 $0.60 $0.60 $0.40 $0.36 $0.24 $0.25 $0.20 Stockholder Dividends Declared per Share per Declared DividendsStockholder $- 2015 2016 2017 2018 2019 1Q 2020 Twelve Month Periods Three Month Period The Company currently expects that regular quarterly cash dividends will continue to be declared and paid to stockholders in the future; however, any determination to declare and pay additional or future dividends will be at the discretion of its Board of Directors. - 19 - www.employers.com

STRONG AND TRANSPARENT BALANCE SHEET Low premium leverage Favorable reserving track record Loss Portfolio Transfer protection Strong and Transparent High-quality reinsurance recoverables Balance Sheet Low duration investment portfolio No significant intangible assets - 20 - www.employers.com